                                                                  Exhibit 10.115


            AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 2"), dated as of August 16, 1996, among LATEX PETROLEUM
 ---------------
CORPORATION, an Oklahoma corporation ("LPC"), LATEX/GOC ACQUISITION,  INC.,  a
                                       ---
Delaware corporation  ("GOCA"), GERMANY OIL COMPANY, a Delaware corporation,
                        ----
formerly known as LRI Acquisition, Inc.  ("New GOC")  (collectively, the
                                           -------
"Borrowers" and individually, a "Borrower"), and BANK OF AMERICA NATIONAL TRUST
 ---------                       --------
AND SAVINGS ASSOCIATION, a national banking association (the "Lender"),
                                                              ------


                       W I T N E S S E T H:
                       - - - - - - - - - -

     WHEREAS, the Borrowers and the Lender are parties to the Amended and Restated Credit Agreement, dated as of October 20, 1995 as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 29, 1995 (hereinafter referred to as the "Existing Credit Agreement"); and
                                 -------------------------

     WHEREAS, the Borrowers have requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lender is willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;


     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1.    Certain Definitions.     The following terms
                     -------------------
(whether or not underscored) when used in this Amendment No. 2 shall have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
      ------------------------
by this Amendment No. 2.

     "Amendment No. 2 Effective Date" has the meaning provided in Section 6.1.
      ------------------------------

     "Forbearance  Agreement"  means  that  certain  Forbearance Agreement dated
      ----------------------
as of July 23,  1996, among the Borrowers,  the Lender and the Guarantors.


     SECTION 1.2.  Other Definitions.  Unless otherwise defined or the context
                   -----------------
otherwise requires, terms used herein (including in the
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preamble and recitals hereto) have the respective meanings provided for in the
Existing Credit Agreement.


                                   ARTICLE II

                                 AMENDMENTS TO
                                 -------------
                           EXISTING CREDIT AGREEMENT
                           -------------------------
     Effective on the Amendment No. 2 Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as
                                                          ----------
so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

     SECTION 2.1.    Amendments to Certain Exhibits.
                     ------------------------------

     2.1.1.  Exhibit F of the Existing Credit Agreement is renumbered as
             ---------
Exhibit F-1 and the form of Amended and Restated Pledge Agreement shown in
-----------
Exhibit F-2 hereto is inserted behind Exhibit F-1 as Exhibit F-2.
-----------                           -----------    -----------

     2.1.2. The following Exhibits hereto are added as Exhibits to the Existing Credit Agreement:

     a.   Exhibit R - Form of Borrower Security Agreement;
          ---------

     b.   Exhibit S - Form of Guarantor Security Agreement;
          ---------

     c.   Exhibit T - Form of Collateral Assignment of Notes and Liens; and
          ---------

     d.   Exhibit U - Form of Gold Mortgage.
          ---------

     SECTION 2.2.    Amendment to Section 9.1.
                     ------------------------

     2.2.1.  Section 9.1 of the Existing Credit Agreement is amended by
             -----------
inserting into Section 9.1.5 immediately after the word "Lender" the following
               -------------
words:

               "and the Assignment in favor of the Designee"


                                  ARTICLE III

                      COVENANTS IN FORBEARANCE AGREEMENT
                      ----------------------------------
     The Borrowers and the Guarantors shall comply with and perform those covenants set forth in Section 8 of the Forbearance Agreement.
                           ----------

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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce the Lender to make the amendments provided for in
Article II and to make the waivers as provided for in Article III, the Borrowers
----------                                            -----------
hereby (a) represent and warrant, that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and, immediately after giving effect to the provisions of this Amendment No. 2, no Default has occurred and is continuing and (b) agree that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall
                                                       ----------
constitute an immediate Event of Default; provided, however, that during the
                                          --------  -------
Forbearance Period of the Forbearance Agreement the Acknowledged Defaults (as defined therein) shall not be deemed to violate the foregoing.


                                   ARTICLE V

                         ACKNOWLEDGEMENT OF GUARANTORS
                         -----------------------------

     By executing the acknowledgement to this Amendment No. 2, each Guarantor of the Borrowers hereby confirms and agrees that the Guaranty and each Security Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Amendment No. 2 Effective Date, each reference therein to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and refer to the Existing Credit Agreement after giving effect to this Amendment No. 2.



                                   ARTICLE VI

                          CONDITIONS TO EFFECTIVENESS
                          ---------------------------

     SECTION 6.1.   Effective Date.   This Amendment No. 2 shall become
                    --------------
effective on August 16, 1996 (herein called the "Amendment No. 2 Effective
                                                 -------------------------
Date"), upon satisfaction of the following conditions.
----

     SECTION 6.1.1.  Execution of Counterparts.  The Lender shall have received
                     -------------------------
counterparts of this Amendment No. 2 duly executed and delivered on behalf of the Borrowers, the Guarantors, and the Lender.

     SECTION 6.1.2.  Additional Collateral.  The Lender shall have received the
                     ---------------------
following duly executed and delivered documents as additional collateral for the
Loans:

     a. Security Agreement and Financing Statements executed by Enpro in favor of the Lender in the form of Exhibit S;
                                       ---------
     b. Security Agreement and Financing Statements executed by LRI in favor of the Lender in the form of Exhibit S;
                                       ---------
     c. Security Agreement and Financing Statements executed by each of the Borrowers in favor of the Lender in the form of Exhibit R;
                                                          ---------
     d. Collateral Assignment from LRI to the Lender of following duly executed and delivered documents (i) the Promissory Note dated as of the date hereof and executed by Wexford Technology, Incorporated ("Wexford") in favor of LRI (the "Wexford Note"), (ii) the Secured
            -------                         ------------
          Promissory Note dated as of the date hereof and executed by Imperial
          Petroleum, Inc.   ("Imperial")  and  Ridgepointe  Mining  Company
                              --------
          ("Ridgepointe") in favor of LRI (the "Imperial Note"), (iii) the
            -----------                         -------------
          Deed of Trust with Power of Sale, Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing from Ridgepointe to Jeffrey T. Wilson, Trustee and LRI as Beneficiary dated as of the date hereof (the "Imperial Mortgage"), (iv) the Security
                                      -----------------
          Agreement and Financing Statement executed by Imperial and Ridgepointe in favor of LRI in the form of Exhibit T (the "Imperial Security
                                         ---------       -----------------
          Agreement") and (v) the Promissory Note executed by Latex Resources
          ---------
          International, Inc. in favor of Borrowers dated as of the date hereof;

     e. Amended and Restated Pledge Agreement executed by LRI pledging its ownership interest in the Borrowers, Enpro, Imperial and Wexford to the Lender in the form of Exhibit F-2 (the "Amended and Restated
                                    -----------       --------------------
          Pledge Agreement").
          ----------------

     SECTION 6.1.3.   Letters-in-Lieu of Transfer Order.   The Designee shall
                      ---------------------------------
have received duly executed and delivered Letters-in-Lieu of Transfer Order from the Borrowers for the Properties as required by the Designee in its sole discretion.

     SECTION 6.1.4.  Acknowledgment of Amounts Due.  The Designee shall have
                     -----------------------------
received an acknowledgment from the Borrowers of the amounts due and payable under the Assignment as required by the Forbearance Agreement.

     SECTION 6.1.5.  Resolutions and Legal Opinion.  The Lender shall have
                     -----------------------------
received (a) resolutions of the Board of Directors of each Borrower and each Guarantor authorizing the execution,

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delivery and performance of Amendment No. 2 and (b) a satisfactory legal Opinion from Pray, Walker, Jackman and Marlar (or other counsel satisfactory to the Lender) as to the due authorization, execution, and delivery of this Amendment No. 2 by, and good standing of, each Borrower and each Guarantor and the enforceability of this Amendment No. 2 against the Borrowers and the Guarantors. The Lender shall have received resolutions of the Board of Directors of Wexford, Imperial, Latex Resources International, Inc., LRI and Enpro authorizing the execution, delivery and performance of the documents which they are required to deliver under the Amendment No. 2.

     SECTION 6.1.6. Legal Details, etc. All documents executed or submitted
                    ------------------
pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Lender and their counsel.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------
     SECTION 7.1.   Loan Document Pursuant to Existing Credit Accruement.   This
                    ----------------------------------------------------
Amendment No. 2 is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby and as set forth in the Forbearance Agreement, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrowers or any of its Subsidiaries or which would require the consent of the Lender under the Existing Credit Agreement or any other Loan Document. The parties hereto acknowledge that, as of the Amendment No. 2 Effective Date, the Forbearance Period (as defined in the Forbearance Agreement) has become effective.

     SECTION 7.2.  Acknowledgment by Lender.  The Lender hereby acknowledges
                   ------------------------
that, pursuant to the terms of the Forbearance Agreement, upon payment of the amounts set forth in Section 8.e. of the Forbearance Agreement and if no Default or Event of Default has then occurred, the Lender shall release, at the sole cost and expense of the Borrowers, its Liens against the Wexford Note, the Imperial Note, the Imperial Mortgage, the Imperial Security Agreement and the pledge of the capital stock of Imperial and Wexford pursuant to the Amended and Restated Pledge Agreement; provided, that if, in connection with such transactions, LRI determines to sell Imperial, Wexford or any other Affiliate of LRI the capital stock of Imperial and/or Wexford, then the Board of

Directors of LRI shall have determined that such sale transaction is fair to LRI.

     SECTION 7.3.  Counterparts, etc.  This Amendment No. 2 may be executed by
                   -----------------
the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.4. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 2 SHALL BE
                  -------------------------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                   BORROWERS
                                   ---------

                              LATEX PETROLEUM CORPORATION


                              By:
                                 -----------------------------
                                 Title:
                                       -----------------------

                              LATEX/GOC ACQUISITION, INC.


                              By:
                                 -----------------------------
                                 Title:
                                       -----------------------

                              GERMANY OIL COMPANY


                              By:
                                 -----------------------------
                                 Title:
                                       -----------------------



                                     LENDER
                                     ------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By:
                                 -----------------------------
                                 Title:
                                       -----------------------


                              [Signatures continued on next page)

Acknowledged and Accepted:

LATEX RESOURCES, INC.


By:
   ---------------------------
   Name:
   Title:


ENPRO, INC.


By:
   ---------------------------
   Name:
   Title: